UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ⌧

Filed by a Party other than the Registrant ◻

Check the appropriate box:

◻        Preliminary Proxy Statement

◻        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

◻        Definitive Proxy Statement

⌧        Definitive Additional Materials

◻        Soliciting Material under §240.14a-12

Magnolia Oil & Gas Corporation

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

⌧        No fee required.

◻        Fee paid previously with preliminary materials.

◻        Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! MAGNOLIA OIL & GAS CORPORATION 2022 Annual Meeting Date: May 3, 2022 Time: 8:00 AM CT Location: Live webcast via the Internet at www.virtualshareholdermeeting.com/MGY2022 MAGNOLIA OIL & GAS CORPORATION NINE GREENWAY PLAZA, SUITE 1300 HOUSTON, TX 77046 D70400-P68633 You invested in MAGNOLIA OIL & GAS CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the 2022 Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 3, 2022. Get informed before you vote View the Notice and Proxy Statement and 2021 Annual Report and Form 10-K online at www.ProxyVote.com OR you can receive a free paper or email copy of the proxy material(s) by requesting prior to April 19, 2022. If you would like to request a copy of the proxy material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number HOW TO VOTE Please choose one of the following voting methods: Vote by Internet Before the meeting at www.ProxyVote.com until 10:59 PM CT on May 2, 2022 During the meeting at www.virtualshareholdermeeting.com/MGY2022* Vote by mail You can vote by mail by requesting a paper copy of the materials in accordance with the procedures described above and timely returning a properly completed proxy card *Please check the meeting materials for any special requirements for meeting attendance. V1.1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. You cannot use this notice to vote these shares. Please follow the instructions on the reverse side to access and review the complete proxy materials that are available to you, which contain important information about the proposals being voted on at the 2022 Annual Meeting, prior to voting on these important matters. Board Recommends Voting Items D70401-P68633 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors Nominees: 1a. Stephen I. Chazen For 1b. Arcilia C. Acosta For 1c. Angela M. Busch For 1d. Edward P. Djerejian For 1e. James R. Larson For 1f. Dan F. Smith For 1g. John B. Walker For 2. Approval of the advisory, non-binding resolution regarding the compensation of our named executive officers for 2021 (“say-on-pay vote”) For 3. Ratification of appointment of KPMG LLP as our independent registered public accounting firm for the 2022 fiscal year For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.